                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     August 28, 2003
                                                 -----------------------



                                 Deb Shops, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



       Pennsylvania                     0-12188                  23-1913593
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



9401 Blue Grass Road,  Philadelphia, PA                        19114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code  (215) 676-6000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits

         The following exhibit is filed with this Current Report on Form 8-K:

         Exhibit
         No.          Description
         -------      -----------

         99 Press release, dated August 28, 2003, captioned "DEB SHOPS REPORTS SECOND QUARTER AND SIX-MONTH RESULTS; UPDATES FULL-YEAR SALES AND EARNINGS ESTIMATES"

Item 12.     Results of Operations and Financial Condition.

         On August 28, 2003, Deb Shops, Inc. (the "Company") issued a press release announcing its financial results for the second quarter and for the six-month period ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         Use of Non-GAAP Financial Information
         -------------------------------------

         To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses the non-GAAP measure of EBITDA (defined by the Company as net income (loss) before interest, taxes, depreciation and amortization) for the three and six months ended July 31, 2003 and July 31, 2002.

         The Company's management reviews this non-GAAP measure internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of EBITDA provides consistent and comparable measures to help investors understand the Company's current and future operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEB SHOPS, INC.


Dated:  August 28, 2003                 By: Barry J. Susson
                                           ---------------------------
                                            Barry J. Susson
                                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



         The following exhibit is filed as part of this Current Report on Form 8-K:

         Exhibit
         No.         Description
         -------     -----------

         99* Press release, dated August 28, 2003, captioned "DEB SHOPS REPORTS SECOND QUARTER AND SIX-MONTH RESULTS; UPDATES FULL-YEAR SALES AND EARNINGS ESTIMATES"

         * Filed electronically herewith.